File No. 811-5017
File No. 33-11466

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Post-Effective Amendment No. 38

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 38

W&R TARGET FUNDS, INC.

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas	66202-4200

(Address of Principal Executive Office)	(Zip Code)

Registrant's Telephone Number, including Area Code	(913) 236-2000

Kristen A. Richards, 6300 Lamar Avenue, Overland Park, Kansas 66202-4200

(Name and Address of Agent for Service)

It is proposed that this filing will become effective
_____	immediately upon filing pursuant to paragraph (b)
_____	on (date) pursuant to paragraph (b)
_____	60 days after filing pursuant to paragraph (a)(1)
_____	on (date) pursuant to paragraph (a)(1)
_____	75 days after filing pursuant to paragraph (a)(2)
__X__	on April 28, 2005 pursuant to paragraph (a)(2) of Rule 485
_____	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended December 31, 2004 is expected to be filed on or about March 30, 2005.

W&R TARGET FUNDS, INC.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

__________, 2005
PROSPECTUS

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

W&R Target Funds, Inc. (Fund) is a management investment company, commonly known as a mutual fund, that has twenty separate Portfolios, each with separate goals and investment policies. This Prospectus offers two Portfolios of the Fund.

Global Natural Resources Portfolio seeks to provide long-term growth. Any income realized will be incidental.

Mid Cap Growth Portfolio seeks to provide growth of your investment.

This Prospectus contains concise information about the Fund of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts (Policies) offered by Participating Insurance Companies. This Prospectus should be read together with the Prospectus for the particular Policy.

The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

An Overview of the Portfolios

Global Natural Resources Portfolio

Objective

To provide long-term growth. Any income realized will be incidental.

Principal Strategies

Global Natural Resources Portfolio invests, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, "natural resources" generally include:
     precious metals (such as gold, silver and platinum);
     ferrous and nonferrous metals (such as iron, aluminum, copper and steel);
     strategic metals (such as uranium and titanium);
     fossil fuels and chemicals;
     forest products and agricultural commodities
     undeveloped real property

The Portfolio's sub-advisor, Mackenzie Financial Corporation (MFC), uses an equity style that focuses on both growth and value. Companies targeted for investment have strong management and financial positions, adding balance with established low cost, low debt producers and positions that are based on anticipated commodity price trends. The Portfolio may have some emerging markets exposure in an attempt to achieve higher returns over the long-term.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Global Natural Resources Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio. This is called management risk equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Portfolio's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays the risks of investing in foreign securities are more acute in countries with developing economies many of the companies in which the Portfolio may invest have relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies since the Portfolio can invest a significant portion of its assets in securities of companies principally engaged in natural resources activities, the Portfolio could experience wider fluctuations in value than funds with more diversified portfolios

Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations. Investing in physical commodities, such as gold, exposes the Portfolio to other risk considerations such as potentially severe price fluctuations over short periods of time and storage costs that exceed the custodial and/or brokerage costs associated with the Portfolio's other holdings.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Global Natural Resources Portfolio may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. You should consider whether the Portfolio fits your particular investment objectives.

Performance

Global Natural Resources Portfolio has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table reflecting average annual returns.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Global Natural Resources Portfolio. The table and the example below do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contracts through which this Portfolio is offered. See the contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	1.40%
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$143	$443

Mid Cap Growth Portfolio

Objective
To provide growth of your investment.

Principal Strategies
Mid Cap Growth Portfolio seeks to achieve its objective by investing primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Midcap® Growth Index and that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio's investment manager, believes offer above-average growth potential. Under normal market conditions, the Portfolio invests at least 80% of its net assets in mid cap securities.

In selecting companies, WRIMCO emphasizes a bottom-up approach and may look at a number of factors in its consideration of a security, such as:

  new or innovative products or services
  adaptive or creative management
  strong financial and operational capabilities to sustain growth market potential
  profit potential

Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses when buying stocks. For example, WRIMCO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Portfolio
A variety of factors can affect the investment performance of Mid Cap Growth Portfolio. These include:

  the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline the mix of securities in the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the skill of WRIMCO in evaluating and selecting securities for the Portfolio

Market risk for medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.

The Portfolio may invest, to a lesser extent, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest
Mid Cap Growth Portfolio is designed for investors who are willing to accept greater risks than are present with many other mutual funds. The Portfolio is not intended for investors who desire assured income and conservation of capital. You should consider whether the Portfolio fits your particular investment objectives.

Performance

Mid Cap Growth Portfolio has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table reflecting average annual returns.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Mid Cap Growth Portfolio. The table and the example below do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contracts through which this Portfolio is offered. See the contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	1.25%
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$127	$397

Additional Information about Principal Investment Strategies and Risks

Investment Goals, Principal Strategies and Other Investments

Global Natural Resources Portfolio: The Portfolio seeks to achieve its objective of long-term growth by investing primarily in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or that supply goods and services to such companies. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio's sub-advisor, MFC, targets, for investment, well-managed companies that are expected to increase shareholder value through successful exploration and development of natural resources, balancing the Portfolio's holdings with low cost, low debt producers that have outstanding asset bases, and positions that are based on anticipated commodity price trends. MFC places additional emphasis on sectors that are out of favor but appear to offer the most significant recovery potential over a one to three year period. MFC systematically reviews its investment decisions and may allow cash reserves to build up when valuations seem unattractive. MFC attempts to minimize risk through diversifying the Portfolio's holdings by commodity, country, issuer, and market capitalization of companies.

The Portfolio may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of MFC as to certain market movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

The Portfolio may from time to time take a temporary defensive position, and invest without limitation in U.S. Government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Portfolio may not achieve its investment objective.

The Portfolio may invest in precious metals and other physical commodities. Commodities trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio's investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for precious metals and other commodities are likely to be volatile, and there may be sharp price fluctuations even during periods when prices overall are rising. The Portfolio may also pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.

Risks. An investment in Global Natural Resources Portfolio is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Mid Cap Growth Portfolio: The Portfolio seeks to achieve its objective of growth of your investment by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Midcap® Growth Index (Russell Midcap) and that WRIMCO believes offer above-average growth potential. For this purpose, WRIMCO considers a company's capitalization at the time the Portfolio acquires the company's securities, and the company need not be listed in Russell Midcap. Companies whose capitalization falls outside the range of Russell Midcap after purchase continue to be considered medium capitalization companies for purpose of the Portfolio's investment policy. There is no guarantee, however, that the Portfolio will achieve its objective.

In addition to common stocks, the Portfolio may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade. The Portfolio may also invest up to 25% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities (including commercial paper and short-term securities issued by the U.S. Government or its agencies or instrumentalities), preferred stocks or both. As well, the Portfolio may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. The Portfolio may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position the Portfolio may not achieve its investment objective.

Risks. An investment in Mid Cap Growth Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Additional Investment Considerations

The goal and investment policies of each Portfolio may be changed by the Directors of the Fund without a vote of the Portfolio's shareholders, unless a policy or restriction is otherwise described.

Each Portfolio may also invest in other types of securities and use certain other instruments in seeking to achieve its goal. For example, a Portfolio may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. You will find more information in the SAI about each Portfolio's permitted investments and strategies, as well as the restrictions that apply to them.

Certain types of each Portfolio's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Portfolio invests or uses these strategies, these special risks may become significant.

Because each Portfolio owns different types of investments, its performance will be affected by a variety of factors. The value of each Portfolio's investments and the income it may generate will vary from day to day, generally reflecting changes in market conditions, interest rates and other company and economic news. Performance will also depend on the skill of WRIMCO or MFC in selecting investments.

Each Portfolio may actively trade securities in seeking to achieve its goals. Factors that can lead to active trading for any portfolio include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a portfolio's market capitalization target, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase distributions paid by a Portfolio.

Defining Risks

Company Risk - An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Concentration Risk - If a Portfolio invests more than 25% of its total assets in a particular industry, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Credit Risk - An issuer of a debt security (including mortgage-backed securities) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of a Portfolio. Also, a change in the quality rating of a debt security can affect the security's liquidity and make it more difficult to sell. If a Portfolio purchases unrated securities and obligations, it will depend on its investment advisor's or sub-advisor's analysis of credit risk more heavily than usual.

Diversification Risk - A Portfolio is subject to diversification risk if the Portfolio may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (a Portfolio is considered diversified, as defined in the Investment Company Act of 1940, as amended (1940 Act), if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio). The Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund with a more diversified investment portfolio.

Foreign Currency Risk -- Foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk -- The Portfolios may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent a Portfolio's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent the Portfolios from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities Risk - Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than U.S. markets. Investing in foreign securities may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

The value of securities issued by companies located in emerging market countries may be subject to greater volatility than foreign securities issued by companies in developed markets. Risks of investing in foreign securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of legal structures governing private and foreign investment and private property.

Growth Stock Risk -- Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Income Risk - The Portfolio may experience a decline in its income due to falling interest rates.

Interest Rate Risk - The value of a debt security, mortgage-backed security or fixed income obligation may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Large Company Risk - A Portfolio with holdings of large capitalization company securities may underperform the market as a whole.

Market Risk - All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole.

Mid Size Company Risk -Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Small Company Risk - Equity securities of small capitalization companies (including small capitalization REITs) are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Value Stock Risk -- Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO or the sub-advisor, undervalued. The value of a security believed by WRIMCO or a sub-advisor to be undervalued may never reach what is believed to be is its full value, or such security's value may decrease.

The Management of the Portfolios

Portfolio Management

The Portfolios are managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to each of the Portfolios and supervises each Portfolio's investments. WRIMCO and/or its predecessor have served as investment manager to the Portfolios since their inception and to each of the registered investment companies in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc. since their inception. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Prior to June 30, 2003, WRIMCO also managed the Ivy Funds, Inc. (formerly, W&R Funds, Inc.), which are now managed by Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WRIMCO. WRIMCO had approximately $31.6 billion in assets under management as of December 31, 2004.

Mackenzie Financial Corporation (MFC), 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S 3B5, serves as the investment sub-advisor to Global Natural Resources Portfolio pursuant to an agreement with WRIMCO and is responsible for selecting Global Natural Resources Portfolio's investments. MFC has been an investment counsel and mutual fund manager in Toronto for more than 35 years, and as of December 31, 2004 had over $43.4 billion Canadian in assets under management.

Global Natural Resources Portfolio: Frederick Sturm, a Senior Vice President of MFC, is primarily responsible for the management of Global Natural Resources Portfolio. He has managed the Portfolio since its inception. Mr. Sturm is also primarily responsible for the management of Ivy Global Natural Resources Fund, whose investment adviser is WRIICO. Mr. Sturm joined MFC in 1983. He is a Chartered Financial Analyst and holds a graduate degree in commerce and finance from the University of Toronto.

Mid Cap Growth Portfolio: Kimberly A. Scott is primarily responsible for the management of the Mid Cap Growth Portfolio. She has managed the Portfolio since its inception. Ms. Scott is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of another investment company managed by WRIMCO. Ms. Scott is also primarily responsible for the management of Waddell & Reed Advisors New Concepts Fund, Inc., whose investment adviser is WRIMCO, and for Ivy Mid Cap Growth Fund, whose investment adviser is WRIICO. She served as an investment analyst with WRIMCO from April 1999 to February 2001. She earned a BS degree in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. Ms. Scott is a Chartered Financial Analyst.

Additional information regarding the portfolio managers is included in the SAI.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the investments of the Portfolios.

Management and Other Fees

Like all mutual funds, the Portfolios pay fees related to their daily operations. Expenses paid out of each Portfolio's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Portfolio pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Portfolio also pays other expenses, which are explained in the SAI. The management fee is payable at the annual rates of:

Global Natural Resources Portfolio: 1.00% of net assets up to $500 million, 0.85% of net assets over $500 million and up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Mid Cap Growth Portfolio: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

WRIMCO uses a portion of the management fees it receives from Global Natural Resources Portfolio to pay that Portfolio's sub-advisor. For Mid Cap Growth Portfolio, WRIMCO has voluntarily agreed to waive its management fee for any day that a portfolio's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

The Fund has adopted a Service Plan (Plan) pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Portfolio may pay daily a fee to Waddell & Reed, Inc., and affiliate of WRIMCO and the Distributor of the Policies for which the Portfolio is the underlying investment vehicle, in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The fee is to be paid to compensate Waddell & Reed, Inc. for amounts it expends in connection with the provision of personal services to Policyowners.

Prior Performance of Related Fund

Global Natural Resources Portfolio is a new Portfolio, so its performance information is not included in this Prospectus. However, Global Natural Resources Portfolio is modeled after another fund, Ivy Global Natural Resources Fund (Ivy GNR Fund), sub-advised by MFC and for which Waddell & Reed Ivy Investment Company, an affiliate of WRIMCO, serves as the investment manager. There may be differences between Global Natural Resources Portfolio and Ivy GNR Fund, including the applicable sales charges, asset sizes and cash flows. The Ivy GNR Fund also has different expenses and is sold through different distribution channels than Global Natural Resources Portfolio. These differences may cause the performance of the Ivy GNR Fund to differ from that of Global Natural Resources Portfolio. However, Global Natural Resources Portfolio and Ivy GNR Fund are substantially similar since the investment objective, strategies and policies of Global Natural Resources Portfolio are substantially similar to those of Ivy GNR Fund. Frederick Sturm, CFA, the portfolio manager for Global Natural Resources Portfolio, has served as the portfolio manager for Ivy GNR Fund since its inception in January, 1997.

The chart below provides average annual returns of Class A shares of the Ivy GNR Fund, not shares of Global Natural Resources Portfolio, for the period ended December 31, 2004. The performance of the Ivy GNR Fund is historical and does not guarantee future performance of Global Natural Resources Portfolio. The performance of Global Natural Resources Portfolio may be better or worse that that of the Ivy GNR Fund.

Chart of Year-by-Year Returns of Related Fund
as of December 31 each year

1998	-29.35%
1999	40.98%
2000	9.86%
2001	15.40%
2002	4.66%
2003	45.61%
2004	27.94%

Average Annual Total Returns
as of December 31, 2004
Ivy Global Natural Resources Fund
			10 Years
			(or Life
	1 Year	5 Years	of Class)

Class A (began on 01-02-1997)
Before Taxes	20.59%	18.43%	12.03%
After Taxes on Distributions	%	%	%
After Taxes on Distributions and Sale of Fund Shares
	%	%	%
Indexes
Morgan Stanley Capital International Commodity Related Index[1]	24.23%	14.06%	8.76%[2]
Lipper Natural Resources Funds Universe Average[3]	30.16%	14.26%	10.11%[2]
[1]Reflects no deduction for fees, expenses or taxes.
[2]Index comparison begins on December 31, 1996.
[3]Net of fees and expenses.

Prior Performance of Related Funds

Mid Cap Growth Portfolio is a new Portfolio, and therefore does not have performance information to report. However, Mid Cap Growth Portfolio is modeled after Waddell & Reed Advisors New Concepts Fund, Inc., a fund which is also managed by WRIMCO, and Ivy Mid Cap Growth Fund, which is managed by an affiliate of WRIMCO, Waddell & Reed Ivy Investment Company, (collectively, the "Related Funds"). There may be differences between Mid Cap Growth Portfolio and the Related Funds, including the applicable sales charges, asset sizes and cash flows. The Related Funds also have different expenses and are sold through different distribution channels than Mid Cap Growth Portfolio. These differences may cause the performance of the Related Funds to differ from that of Mid Cap Growth Portfolio. However, Mid Cap Growth Portfolio and the Related Funds are substantially similar, since the investment objective, strategies and policies of Mid Cap Growth Portfolio are substantially similar to those of the Related Funds; Kim Scott, CFA, the portfolio manager for Mid Cap Growth Portfolio, has served as the portfolio manager for the Related Funds since February 2001.

The chart below provides average annual returns of Class A shares of the Related Funds, not shares of Mid Cap Growth Portfolio, for the period ended December 31, 2004. The performance of the Related Funds is historical and does not guarantee future performance of Mid Cap Growth Portfolio. The performance of Mid Cap Growth Portfolio may be better or worse that that of the Related Funds.

Chart of Year-by-Year Returns of Related Funds
as of December 31 each year

Waddell & Reed Advisors New Concepts Fund, Inc.
1995	33.94%
1996	4.57%
1997	16.74%
1998	38.70%
1999	63.42%
2000	-14.97%
2001	-18.05%
2002	-27.57%
2003	33.86%
2004	19.27%

Ivy Mid Cap Growth Fund
2001	-12.71%
2002	-25.84%
2003	30.42%
2004	18.89%

Average Annual Total Returns of Related funds
as of December 31, 2004
	1 Year	5 Years(or Lifeof Class)	10 Years(or Lifeof Class)

Waddell & Reed Advisors New Concepts Fund, Inc.
Class A
Before Taxes	12.41%	-5.36%	10.90%
After Taxes on Distributions	%	%	%
After Taxes on Distributions
and Sale of Fund Shares	%	%	%
Indexes
Russell Midcap Growth Index[1]	15.47%	-3.35%	11.24%
Lipper Mid-Cap Growth Funds
Universe Average[2]	12.79%	-3.41%	9.80%

Ivy Mid Cap Growth Fund
Class A (began on 06-30-2000)
Before Taxes	12.05%	0.51%
After Taxes on Distributions	%	%
After Taxes on Distributions
and Sale of Fund Shares	%	%
Indexes
Russell Midcap Growth Index[1]	15.47%	-6.14%[3]
Lipper Mid-Cap Growth Funds
Universe Average[2]	12.79%	-5.64%[3]

[1]Reflects no deduction for fees, expenses or taxes.
[2]Net of fees and expenses.
[3]Index comparison begins on June 30, 2000.

PURCHASES AND REDEMPTIONS

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the number of surrender and transfer requests to be effected on any day according to the terms of the Policies. Shares of a Portfolio are sold at their NAV per share next determined after receipt of the order to purchase from the Participating Insurance Company. No sales charge is required to be paid by the Participating Insurance Company for purchase of shares.

Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the Participating Insurance Company. Payment is generally made within seven days after receipt of a proper request to redeem. No fee is charged to shareholders upon redemption of Portfolio shares. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist:

  the New York Stock Exchange (NYSE) is closed other than customary weekend and holiday closings or trading on the NYSE is restricted the Securities and Exchange Commission (SEC) has determined that a state of emergency exists which may make payment or transfer not reasonably practicable the SEC has permitted suspension of the right of redemption of shares for the protection of the security holders of the Fund applicable laws and regulations otherwise permit the Fund to suspend payment on the redemption of shares

Redemptions are ordinarily made in cash.

Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn from a Portfolio, orderly management of portfolio securities could be disrupted to the potential detriment of Policyowners indirectly investing in that Portfolio.

Except as otherwise noted, and via the Participating Insurance Company, a Policyowner may indirectly sell shares and buy shares of another Portfolio within W&R Target Funds, also known as a transfer or an exchange privilege.

Market Timing Policy

The Portfolios are intended for long-term investment purposes. The Portfolios and/or the Participating Insurance Companies will take steps to seek to deter frequent purchases and redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO, thereby indirectly affecting the Portfolio's shareholders.

Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Portfolio, such as Global Natural Resources Portfolio, invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. A Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage).

To discourage market timing activities by investors, the Portfolios' Board of Directors has adopted a market timing policy and has approved the procedures of WRSCO, the Portfolios' accounting services agent and transfer agent, for implementing this policy. WRSCO's procedures reflect criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and that it applies for monitoring transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WRSCO typically reviews Portfolio share transactions that exceed certain monetary thresholds within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor transactions in Portfolio shares. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or Waddell & Reed will coordinate with the applicable Participating Insurance Company so that it may warn the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases of Portfolio shares. The Portfolios may also restrict the amount and frequency of transfers to or from sub-accounts of the Participating Insurance Companies in order to protect Portfolio shareholders. Transactions placed in violation of a Portfolio's market timing policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO handles, there can be no assurance that such efforts will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Portfolios' market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WRSCO and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Portfolio seeks to apply its market timing policy consistently to all shareholders and prospective investors. Although the Portfolios, Waddell & Reed and WRSCO make efforts to monitor for market timing activities and will seek the assistance of the Participating Insurance Companies through which Portfolio shares are purchased or held, the Portfolios cannot always identify or detect excessive trading that may be facilitated by a Participating Insurance Company or made difficult to identify by the use of omnibus accounts by the Participating Insurance Companies, mainly due to the fact that the Participating Insurance Companies maintain the underlying Policyowner account, and the Portfolio cannot identify transactions by underlying investors. Accordingly, there can be no assurance that the Portfolios will be able to eliminate all market timing activities.

Apart from actions taken by a Portfolio, Policyowners may also be subject to restrictions imposed under their Policies with respect to short-term trading.

A Portfolio's market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner's ability to engage in market timing activities, although there can be no assurance that a Portfolio will eliminate market timing activities.

NET ASSET VALUE

In the calculation of the NAV per share of each Portfolio:

  The securities in the Portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors, as discussed below.

The NAV per share of each Portfolio is normally computed daily as of the close of business of the NYSE, typically 4 p.m. Eastern time, except that an option or futures contract held by a Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded. The Portfolios may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Portfolio's shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio's shares. When a Portfolio believes a reported market price for a security does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio may substitute for the market price a fair-value estimate made according to procedures approved by the Board of Directors. A Portfolio may also use these procedures to value certain types of illiquid securities. Fair value pricing generally will be used by a Portfolio if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Portfolio's NAV is calculated.

A Portfolio may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some funds, such as Global Natural Resources Portfolio, which may invest a portion of their assets in foreign securities, may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Fund's Board of Directors. Significant events include, but are not limited to, (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuation. The Fund has retained a third-party pricing service (the Service) to assist in valuing foreign securities held by each Portfolio. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WRSCO, in accordance with guideless adopted by the Fund's Board of Directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WRSCO regularly monitors and reports to the Board, the Service's pricing of the Fund's foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event - thus potentially alleviating arbitrage opportunities with respect to Portfolio shares. Another effect of fair valuation is that a Portfolio's NAV will be subject, in part, to the judgment of the Board of Directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It may also affect all shareholders in that if Portfolio assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see " Market Timing Policy."

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio distributes substantially all of its net investment income and net capital gains each year. Dividends from investment income for Global Natural Resources Portfolio and Mid Cap Growth Portfolio will usually be declared and paid annually in December, in full and fractional shares of the respective Portfolio. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed. All distributions from net realized long-term or short-term capital gains of each Portfolio, if any, are declared and paid annually in December in additional full and fractional shares of the respective Portfolio. You will find information in the SAI about federal income tax considerations generally affecting the Portfolios.

Because the only shareholders of the Portfolios are the Participating Insurance Companies and their separate accounts, no discussion is included here as to the federal income tax consequences to the Portfolios' shareholders. For information concerning the federal tax consequences to Policyowners, see the applicable prospectus for the Policy. Prospective investors are urged to consult with their tax advisers.

FINANCIAL HIGHLIGHTS

The Portfolios have not been in operation prior to the date of this Prospectus; therefore, no financial highlights are provided in this section.

W&R TARGET FUNDS, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

PROSPECTUS

Custodian
UMB Bank, n. a. 928 Grand Boulevard Kansas City, Missouri 64106

Legal Counsel	Transfer Agent
Kirkpatrick & Lockhart Nicholson Graham LLP 1800 Massachusetts Avenue NW Washington, D. C. 20036	Waddell & Reed Services Company 6300 Lamar Avenue P. O. Box 29217 Shawnee Mission, Kansas 66201-9217 913-236-2000 888-WADDELL

Independent Registered Public Accounting Firm	Accounting Services Agent
Deloitte & Touche LLP 1010 Grand Boulevard Kansas City, Missouri 64106-2232	Waddell & Reed Services Company 6300 Lamar Avenue P. O. Box 29217 Shawnee Mission, Kansas 66201-9217 913-236-2000 888-WADDELL

Investment Manager
Waddell & Reed Investment Management Company 6300 Lamar Avenue P. O. Box 29217 Shawnee Mission, Kansas 66201-9217 913-236-2000 888-WADDELL

Our INTERNET address is:
http://www.waddell.com

TABLE OF CONTENTS

An Overview of the Portfolios .......................
Additional Information about Principal Investment Strategies and Risks....................
The Management of the Portfolios ..................
Purchases and Redemptions .........................
Net Asset Value .......................................
Dividends and Distributions .........................
Financial Highlights ..................................

W&R Target Funds, Inc.

PROSPECTUS

You can get more information about the Portfolios in--

  the Statement of Additional Information (SAI), which contains detailed information about each Portfolio, particularly its investment policies and practices. You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

To request a copy of the current SAI, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Report may also be requested at request@waddell.com.

Information about the Portfolios and the Fund (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Fund's SEC file number is: 811-5017.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

W&R TARGET FUNDS, INC.

Global Natural Resources Portfolio
Mid Cap Growth Portfolio

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

___________, 2005

STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for W&R Target Funds, Inc. (Fund) dated _______________ (Prospectus), which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc. (Waddell & Reed), at the address or telephone number shown above.

TABLE OF CONTENTS

Fund History
The Portfolios, Their Investments, Related Risks and Limitations
Management of the Fund
Control Persons and Principal Holders of Securities
Investment Advisory and Other Services
Brokerage Allocation and Other Practices
Proxy Voting Policy
Capital Stock
Purchase, Redemption and Pricing of Shares
Taxation of the Fund

FUND HISTORY

         W&R Target Funds, Inc. (Fund) was organized as a Maryland corporation on December 2, 1986. Prior to August 31, 1998, the Fund was known as TMK/United Funds, Inc.; prior to October 16, 2000, it was known as Target/United Funds, Inc. The Fund has twenty separate Portfolios, each with separate goals and investment policies. This SAI contains information about two Portfolios of the Fund: Global Natural Resources Portfolio and Mid Cap Growth Portfolio.

         THE PORTFOLIOS, THEIR INVESTMENTS, RELATED RISKS AND LIMITATIONS

         Each Portfolio is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. Each Portfolio is a series of the Fund, an open-end, diversified management company. The Fund sells its shares only to the separate accounts of Participating Insurance Companies to fund certain variable life insurance policies and variable annuity contracts (Policies).

         This SAI supplements the information contained in the Prospectus for the Portfolios and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO) or a Portfolio's sub-advisor, if applicable, may employ and the types of instruments in which each Portfolio may invest, in pursuit of the Portfolio's goal. A summary of the risks associated with instrument types and investment practices is included as well.

         WRIMCO or a sub-advisor might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Portfolio's investment policies and restrictions. WRIMCO or a sub-advisor buys an instrument or uses a technique only if it believes that doing so will help a Portfolio achieve its objective. See Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental, or operating, investment restrictions and policies of the Portfolios.

Securities - General

         The Portfolios may invest in securities including common stock, preferred stock, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Portfolio invests may include preferred stock that converts into common stock. The Portfolios may invest in preferred stock rated in any rating category of the established rating services or, if unrated, judged by WRIMCO or a sub-advisor to be of equivalent quality. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (for example, BBB by Standard & Poor's, a division of McGraw Hill Companies, Inc. (S&P) and Ba by Moody's Investors Service (Moody's)), it is the Portfolios' general policy to classify such securities at the higher rating level where, in the judgment of WRIMCO or a sub-advisor, such classification reasonably reflects the security's quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

         Subject to its investment restrictions, each Portfolio may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (securities rated D by S&P and D by Moody's). Debt securities rated D by S&P or D by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by Moody's are considered to be investment grade debt securities; however, securities rated BBB or Baa may have speculative characteristics. In addition, a Portfolio will treat unrated securities judged by WRIMCO or a sub-advisor to be of equivalent quality to a rated security as having that rating.

         Lower quality debt securities, or junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's or a sub-advisor's research and credit analysis are an especially important part of managing securities of this type held by a Portfolio. WRIMCO or a sub-advisor continuously monitors the issuers of lower-rated debt securities in each portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the shareholders of the affected Portfolio(s).

         While credit ratings are only one factor WRIMCO or a sub-advisor relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Portfolio may retain a portfolio security whose rating has been changed.

         The Portfolios may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

         The Portfolios may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objectives.

         The Portfolios may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

      Bank Deposits

         Among the other debt securities in which the Portfolios may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of certain such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a Portfolio may invest in them only within the 15% limit mentioned below under Investment Restrictions and Limitations regarding illiquid securities unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

      Borrowing

         Each Portfolio may borrow money, but only from banks and only for emergency or extraordinary purposes.

         Interest on money borrowed is an expense a Portfolio would not otherwise incur, so that it may have reduced net investment income during periods of outstanding borrowings. As such, its share price may be subject to greater fluctuation until the borrowing is paid off.

      Foreign Securities and Currencies

         Each Portfolio may invest in the securities of foreign issuers, including depository receipts.

         In general, depository receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depository receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American Depository Receipts, in registered form, are U.S. dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depository receipts and European depository receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depository receipts are more recently developed receipts designed to facilitate the trading of foreign issuers by U.S. and non-U.S. investors and traders.

         WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that a Portfolio's ability to invest assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

         However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO or a sub-advisor will be able to anticipate these potential events or counter their effects.

         The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's or a sub-advisor's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

         Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         Each Portfoliomay also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See Options, Futures Contracts and Other Strategies -- Forward Currency Contracts.

         As a general rule, the country assigned to a security is the issuer's country of domicile, as reflected by a third party source (e.g., Bloomberg). However, pursuant to adopted procedures, WRIMCO or a sub-advisor may request a different country designation due to certain identified circumstances, including: (i) the country in which the security is principally traded (determined based on a percentage of the total volume traded); or (ii) the country from which the issuer, during the issuer's most recent fiscal year, derived at least 50% of its revenues or profits (from goods produced or sold, investments made, or services performed) or that have at least 50% of their assets in that country or region. The request to change a security's country designation must be delivered to the Funds' Treasurer and to the Funds' Chief Compliance Officer for approval.

         Investments in obligations of domestic branches of foreign banks will not be considered to be foreign securities if WRIMCO or a sub-advisor has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal or state chartered domestic banks doing business in the same jurisdiction.

      Illiquid Investments

         Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;

(2)	restricted securities not determined to be liquid pursuant to guidelines established by or under the direction of the Funds' Board of Directors;

(3)	non-government stripped fixed-rate mortgage-backed securities;

(4)	bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

(5)

over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral, unless the Board of Directors or its delegate determines that the options are liquid after review of all the relevant facts and circumstances;

(6)	securities for which market quotations are not readily available;

(7)	securities involved in swaps, caps, floor and collar transactions; and

         The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         If through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 15% (see Investment Restrictions and Limitations for each Portfolio) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

      Indexed Securities

         Each Portfolio may purchase indexed securities subject to that Portfolio's operating policy regarding derivative instruments. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators,. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or whose coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

      Investment Company Securities

         Each Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

      Closed-End Investment Companies. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, each Portfolio may invest in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for some of the Portfolios to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values.

      Exchange Traded Funds. Each Portfolio may invest in Exchange Traded Funds (ETFs) as a means of tracking the performance of a designated stock index while maintaining liquidity. For example, a Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average, or in other ETFs which track indexes, provided that such investments are consistent with a Portfolio's investment objective as determined by WRIMCO or a sub-advisor. Each of these securities represents shares of ownership of a long-term unit investment trust that holds all of the stock included in the relevant underlying index. Since most ETFs are a type of investment company, the Portfolios' purchases of ETF shares are subject to the non-fundamental investment restrictions regarding investments in other investment companies.

         ETFs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of ETFs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the investment management fee paid by a Portfolio).

         Trading costs for ETFs are somewhat higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of a Portfolio's assets to track the return of a particular stock index.

         Investments in an ETF generally present the same primary risks as investments in a conventional fund, which are not exchange traded. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETFs shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

      Lending Securities

         Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Portfolio's income. If a Portfolio lends securities, the borrower pays the Portfolio an amount equal to the dividends or interest on the securities that the Portfolio would have received if it had not lent the securities. The Portfolio also receives additional compensation. Under a Portfolio's current securities lending procedures, the Portfolio may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO or a sub-advisor.

         Any securities loans that a Portfolio makes must be collateralized in accordance with applicable regulatory requirements (Guidelines). At the time of each loan, a Portfolio must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash or U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

         There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Portfolio to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

         The letters of credit that a Portfolio may accept as collateral are agreements by banks (other than the borrowers of the Portfolio's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Portfolio, while the letter is in effect, amounts demanded by the Portfolio if the demand meets the terms of the letter. The Portfolio's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Portfolio's custodian bank) must be satisfactory to WRIMCO or a sub-advisor.

         The Portfolios will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Portfolio within five business days after the Portfolio gives notice to do so. If a Portfolio loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Portfolio may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

         Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

         There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.

      Money Market Instruments

         Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

         Mortgage-Backed and Asset-Backed Securities

      Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

         The U.S. Government mortgage-backed securities in which the Portfolios may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

         The Portfolios may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and a Portfolio may invest in them if WRIMCO or a sub-advisor determines they are consistent with the Portfolio's goal(s) and investment policies.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

         For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

      Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

      Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

         The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         Options, Futures and Other Strategies

      General. WRIMCO or a sub-advisor may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge a Portfolio's investments. The strategies described below may be used in an attempt to manage the risks of a Portfolio's investments that can affect fluctuation in its net asset value (NAV).

         Generally, a Portfolio may purchase and sell any type of Financial Instrument. However, as an operating policy, a Portfolio will only purchase or sell a particular Financial Instrument if the Portfolio is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each Portfolio is authorized to invest in foreign securities denominated in other currencies, each such Portfolio may purchase and sell foreign currency derivatives.

         Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Portfolio's portfolio. Thus, in a short hedge, the Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge, the Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Portfolio does not own a corresponding security and, therefore, the transaction does not relate to a security the Portfolio owns. Rather, it relates to a security that the Portfolio intends to acquire. If the Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio's holdings is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Portfolio has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC). In addition, a Portfolio's ability to use Financial Instruments is limited by tax considerations. See Taxation of the Fund.

         In addition to the instruments, strategies and risks described below, WRIMCO or a sub-advisor expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO or a sub-advisor may utilize these opportunities to the extent that they are consistent with a Portfolio's goal(s) and permitted by a Portfolio's investment limitations and applicable regulatory authorities. A Portfolio might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Portfolios' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

         (1)         Successful use of most Financial Instruments depends upon WRIMCO's or a sub-advisor's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

         (2)         There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3)         If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Portfolio entered into a short hedge because WRIMCO or a sub-advisor projected a decline in the price of a security in the Portfolio's holdings, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

         (4)         As described below, a Portfolio might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time.

         (5)         A Portfolio's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

      Cover. Transactions using Financial Instruments, other than purchased options, expose a Portfolio to an obligation to another party. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

      Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that a Portfolio may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Portfolio. An optional delivery standby commitment gives the Portfolio the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

      Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Portfolio's NAV being more sensitive to changes in the value of the related instrument. Each Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

         A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

         If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

      Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if a Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Portfolio as the call writer will not learn that the Portfolio has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If a Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         Generally, OTC foreign currency options used by a Portfolio are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures contract strategies can be used to manage the average duration of a Portfolio's fixed-income portfolio. If WRIMCO or a sub-advisor wishes to shorten the average duration of a Portfolio's fixed-income portfolio, the Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO or a sub-advisor wishes to lengthen the average duration of a Portfolio's fixed-income portfolio, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Portfolio is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

      Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO or a sub-advisor may still not result in a successful transaction. WRIMCO or a sub-advisor may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

      Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Portfolio's holdings diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Portfolio may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Portfolio has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

         Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         To the extent that a Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio's holdings, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's total assets that are at risk in futures contracts, options on futures contracts and currency options.

      Foreign Currency Hedging Strategies -- Special Considerations. Each Portfolio may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Portfolio's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A Portfolio might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Portfolio may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO or a sub-advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

         The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

         Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Forward Currency Contracts. Each Portfolio may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Such transactions may serve as long hedges; for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

         A Portfolio may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         A Portfolio also may use forward currency contracts to attempt to enhance income or yield. The Portfolio could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO or a sub-advisor believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Portfolio owned securities denominated in a foreign currency and WRIMCO or a sub-advisor believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Portfolio's commitment to purchase the new (more favorable) currency is limited to the market value of the Portfolio's securities denominated in the old (less favorable). Because these transactions are not entered into for hedging purposes, the Portfolio's custodian bank maintains, in a separate account of the Portfolio, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

         The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Portfolio will be served.

         Successful use of forward currency contracts depends on WRIMCO's or a sub-advisor's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Portfolio's exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as WRIMCO or a sub-advisor anticipates. There is no assurance that WRIMCO's or a sub-advisor's use of forward currency contracts will be advantageous to a Portfolio or that WRIMCO or a sub-advisor will hedge at an appropriate time.

      Combined Positions. A Portfolio may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Turnover. A Portfolio's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within the Portfolio's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

      Swaps, Caps, Floors and Collars. Each Portfolio may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield because these agreements may affect the Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps, floors and collars have an effect similar to buying or writing options.

         The creditworthiness of firms with which a Portfolio enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Portfolio's custodian that satisfies the requirements of the 1940 Act. Each Portfolio will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Portfolio. WRIMCO and the Portfolios believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

      Precious Metals

         The ability of the Global Natural Resources Portfolio to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

         Precious metals prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to the Portfolio from such investments will be gains realized in sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. The Portfolio's direct investment in precious metals is limited by tax considerations. See Taxation of the Fund for a more detailed discussion of the tax implications of investments in precious metals. .

      Repurchase Agreements

         Each Portfolio may purchase securities subject to repurchase agreements, subject to its limitation on investment in illiquid investments. See Investment Restrictions and Limitations. A repurchase agreement is an instrument under which a Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

         The majority of repurchase agreements in which a Portfolio will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Portfolio may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Portfolio. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. A Portfolio's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Portfolio's custodian bank or by a third party that qualifies as a custodian under section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

      Restricted Securities

         Each Portfolio may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Portfolio from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which a Portfolio seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, for example Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See Illiquid Investments.

      Short Sales Against The Box

         Global Natural Resources Portfolio may sell securities "short against the box;" provided, however, that the Portfolio's aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security a Portfolio does not own, a short sale is "against the box" if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses.

      U.S. Government Securities

         Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

         Certain securities issued or guaranteed by U.S. Government agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

         Other securities issued or guaranteed by U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

         If the securities issued or guaranteed by a U.S. Government agency or instrumentality are not backed by the full faith and credit of the U.S. Government, there can be no assurance that the U.S. Government would provide financial support to the agency or instrumentality. The Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

         U.S. Government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

      Variable or Floating Rate Instruments

         Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

      Warrants and Rights

         Each Portfolio may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

      When-Issued and Delayed-Delivery Transactions

         Each Portfolio may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the securities take place at a future date. The securities so purchased or sold by a Portfolio are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when-issued or delayed-delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to a Portfolio until delivery and payment are completed. When a Portfolio makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. When a Portfolio makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the Portfolio's NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Portfolios could miss a favorable price or yield opportunity, or could suffer a loss.

         Ordinarily, a Portfolio purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered and before it has paid for them (the settlement date), a Portfolio may sell the securities if WRIMCO or a sub-advisor decided it was advisable to do so for investment reasons. The Portfolio will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal in value to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

      Zero Coupon Securities

         Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

         A Portfolio may invest in zero coupon securities that are stripped U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount (OID). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from a Portfolio's cash assets or by liquidation of portfolio securities, if necessary, at a time when a Portfolio otherwise might not have done so.

         A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

         The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

      Defensive Purposes

         For temporary or defensive purposes, each Portfolio may invest in cash or cash items. The "cash items" in which each Portfolio may invest, include short-term obligations such as rated commercial paper and variable amount master demand notes; U. S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the U. S. Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of the Portfolio; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term U. S. dollar-denominated obligations.

INVESTMENT RESTRICTIONS AND LIMITATIONS

         Certain of the Portfolios' investment restrictions and other limitations are described in this SAI.

Fundamental Investment Restrictions and Limitations

         The following are each Portfolio's fundamental investment limitations set forth in their entirety, which cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Portfolio shareholders, by the lesser of (1) the holders of 67% or more of the Portfolio's shares represented at the meeting, if more than 50% of the Portfolio's outstanding shares are present in person or by proxy or (2) more than 50% of the Portfolio's outstanding shares.

         The following are fundamental policies of Global Natural Resources Portfolio and Mid Cap Growth Portfolio, and may not be changed without shareholder approval. Global Natural Resources Portfolio and Mid Cap Growth Portfolio may not:

(1)

Buy real estate, any nonliquid interests in real estate investment trusts or interests in real estate limited partnerships; however, the Portfolio may buy obligations or instruments that it otherwise may buy even though the issuer invests in real estate or interests in real estate;

(2)	Mid Cap Growth Portfolio may not buy the securities of companies in any one industry if more than 25% of the Portfolio's total assets would then be in companies in that industry;

(3)

Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, lend Portfolio securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Portfolio in a credit facility whereby the Portfolio may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered to be the making of a loan;

The following interpretation applies to, but is not part of, this fundamental restriction: the Portfolio's investments in master notes and similar instruments will not be considered to be the making of a loan.

(4)

Engage in the underwriting of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under Federal securities laws;

(5)	Borrow money, except for temporary or emergency purposes, and as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(6)

Purchase physical commodities or contracts relating to physical commodities, although the Portfolio may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI. In addition, Global Natural Resources Portfolio may invest in commodities relating to natural resources, as described in the Prospectus and this SAI; or

(7)	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

      Non-Fundamental Investment Restrictions and Limitations

         The following investment restrictions are not fundamental and may be changed by the Fund's Board of Directors without approval of the shareholders of the affected Portfolios.

         The following are non-fundamental investment restrictions for Global Natural Resources Portfolio and Mid Cap Growth Portfolio and may be changed by the Fund's Board of Directors without approval of the shareholders of the affected Portfolios.

(1)

Under normal market conditions, Global Natural Resources Portfolio will invest at least 80% of its net assets in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies. The Portfolio will notify Portfolio shareholders, in writing, at least 60 days prior to a change in the 80% investment policy.

(2)

Under normal market conditions, Mid Cap Growth Portfolio will invest at least 80% of its net assets in mid-cap growth stocks, which are stocks of companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Midcap Growth Index. The Portfolio will notify Portfolio shareholders, in writing, at least 60 days prior to a change in the 80% investment policy.

(3)	Mid Cap Growth Portfolio does not intend to invest more than 25% of its total assets in foreign securities.

(4)	The Portfolio may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

(5)	The Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

(6)	The Portfolio may not invest for the purpose of exercising control or management of other companies.

(7)

The Portfolio may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

(8)

To the extent that the Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's total assets that are at risk in futures contracts, options on futures contracts and currency options.

(9)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

         An investment policy or limitation that states a maximum percentage of a Portfolio's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Portfolio's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

Portfolio Turnover

         A Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Portfolio's turnover rate may vary greatly from year to year as well as within a particular year.

MANAGEMENT OF THE FUND

Directors and Officers

         The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and the Ivy Family of Funds. The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. The Ivy Family of Funds is comprised of each of the funds in Ivy Funds, Inc. (formerly, W&R Funds, Inc.) and Ivy Funds, a Massachusetts business trust.

         Following is a list of the members of the Board of Directors (Board) and the officers of the Fund. The Board oversees the operations of the Fund, and is responsible for the overall management and supervision of the affairs of the Fund in accordance with the laws of the State of Maryland. The Board similarly oversees the operations of each of the funds in the Advisors Fund Complex, with the exception of Robert L. Hechler, who is not a Director for W&R Target Funds, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the funds in the Ivy Family of Funds.

         Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of the Fund, based on policies reviewed and approved by the Board and general oversight by the Board.

      Disinterested Directors

         The following table provides information regarding each Director who is not an "interested person" as defined in the 1940 Act.

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	DIRECTOR SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 57	Director	Fund: 1997 Fund Complex: 1997	Professor of Law, Washburn Law School (1998 to present); Formerly, Dean, Washburn Law School (1988 to 2001)	42	Director, Am Vestors CBO II, Inc. (bond investment firm)
John A. Dillingham 4040 Northwest Claymont Drive Kansas City, MO 64116 Age: 66	Director	Fund: 1997 Fund Complex: 1997	President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	42	None
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 71	Director	Fund: 1998 Fund Complex: 1998	Formerly, president, William and Flora Hewlett Foundation (1993 to 1999)	42	None
Linda K. Graves 6300 Lamar Avenue Overland Park, KS 66202 Age: 51	Director	Fund: 1995 Fund Complex: 1995	Shareholder/Attorney, Levy & Craig, P.C. (1994 to present) (currently on leave of absence); formerly, First Lady of Kansas (1995 to 2003)	42	None
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Director	Fund: 1998 Fund Complex: 1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)	70	Director, Ivy Funds, Inc.; Trustee, Ivy Funds
John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 85	Director	Fund: 1988 Fund Complex: 1988	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)	42	Director, Central Bank & Trust; Central Financial Corporation (banking)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 81	Director	Fund: 1986 Fund Complex: 1971	Retired	42	None
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director	Fund: 1995 Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); formerly, Chancellor, University of Missouri at Kansas City (1991 to 1999)	70	Director, Ivy Funds, Inc.; Trustee, Ivy Funds
Frederick Vogel III 6300 Lamar Avenue Overland Park, KS 66202 Age: 69	Director	Fund: 1986 Fund Complex: 1971	Retired	42	None

      Interested Directors

         Two of the three interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund's transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. The third interested director, Mr. Ross, is a shareholder in a law firm that has represented Waddell & Reed within the past two years.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	DIRECTOR/ OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Keith A. Tucker 6300 Lamar Avenue Overland Park, KS 66202 Age: 60	Chairman of the Board	Fund: 1998 Fund Complex: 1998	Chairman of the Board, Chief Executive Officer and Director of WDR (1998 to present); formerly, Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board and Director of Waddell & Reed, WRIMCO and WRSCO (1993 to present); Chairman of the Board and Director/Trustee of each of the funds in the Fund Complex	70	Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds
	Director	Fund: 1993 Fund Complex: 1993
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 62	President	Fund: 2001 Fund Complex: 2001	President, Chief Investment Officer and Director of WDR (1998 to present); formerly, Treasurer of WDR (1998 to 1999); Director of Waddell & Reed; President and Chief Executive Officer and Director of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President and Director/Trustee of each of the funds in the Fund Complex	70	Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of WRIICO
	Director	Fund: 1998
		Fund Complex: 1998
Frank J. Ross, Jr. Polsinelli Shalton Welte Suelthaus, L.P. 700 West 47th Street Suite 1000 Kansas City, MO 64112 Age: 51	Director	Fund: 1996 Fund Complex: 1996	Shareholder/Director, Polsinelli Shalton Welte Suelthaus, L.P., a law firm (1980 to present)	42	Director, Columbian Bank & Trust

      Officers

         The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	OFFICER OF FUND SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard 6300 Lamar Avenue Overland Park KS 66202 Age: 62	Vice President	1987	1987

Senior Vice President of WRSCO (2001 to present); Vice President (1987 to present), Treasurer and Principal Accounting Officer (1976 to present), and Principal Financial Officer (2002 to present) of each of the funds in the Fund Complex; formerly, Vice President of WRSCO (1988 to 2001)

	Treasurer	1986	1976
	Principal Accounting Officer	1986	1976
	Principal Financial Officer	2002	2002
Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 37	Vice President	2000	2000

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and WRIICO (2002 to present); Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); formerly, Assistant Secretary of funds in the Fund Complex (1998 to 2000); formerly, Compliance Officer of WRIMCO (1998 to 2000)

	Secretary	2000	2000
	Associate General Counsel	2000	2000
Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 39	Vice President	2000	2000

Senior Vice President, Secretary and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President, Assistant Secretary and General Counsel of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present); formerly, Assistant Secretary of WDR (1998 to 2000)

	General Counsel	2000	2000
	Assistant Secretary	2000	2000
Scott J. Schneider 6300 Lamar Avenue Overland Park KS 66202 Age: 36	Chief Compliance Officer	2004	2004	Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)

Committees of the Board of Directors

         The Board has established the following committees: Audit Committee, Executive Committee, Nominating Committee, Valuation Committee and Investment Review Committee. The respective duties and current memberships are:

Audit Committee. The Audit Committee meets with the Portfolios' independent registered public accounting firm, internal auditors and corporate officers to discuss the scope and results of the annual audit of the Portfolios, to review financial statements, reports, compliance matters, and to discuss such other matters as the Committee deems appropriate or desirable. The Audit Committee acts as a liaison between the Portfolios' independent registered public accounting firm and the full Board of Directors. James M. Concannon, Linda K. Graves, John F. Hayes and Glendon E. Johnson are the members of the Audit Committee. During the fiscal year ended December 31, 2004, the Audit Committee met four times.

Executive Committee. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Portfolios except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. Keith A. Tucker, Frank J. Ross, Jr. and John A. Dillingham are the members of the Executive Committee. During the fiscal year ended December 31, 2004, the Executive Committee did not meet.

Nominating Committee. The Nominating Committee evaluates, selects and recommends to the Board candidates for disinterested directors. The Nominating Committee will consider nominees by shareholders of the Fund. Shareholders should direct the names of candidates they wish to be considered to the attention of the Fund's Nominating Committee, in care of the Fund's Secretary, at the address of the Fund listed on the front page of this SAI. Glendon E. Johnson, Eleanor B. Schwartz and David P. Gardner are the members of the Nominating Committee. During the fiscal year ended December 31, 2004, the Nominating Committee met one time.

Valuation Committee. The Valuation Committee reviews and considers valuation recommendations by management for securities for which market quotations are not available, and values such securities and other assets at fair value as determined in good faith under procedures established by the Board. Keith A. Tucker and Henry J. Herrmann are the members of the Valuation Committee. During the fiscal year ended December 31, 2004, the Committee met thirteen times.

Investment Review Committee. The Investment Review Committee considers such matters relating to the investment management of the funds in the Advisors Fund Complex as the Committee may, from time to time, determine warrant review, such as investment management policies and strategies, investment performance, risk management techniques and securities trading practices, and may make recommendations as to these matters to the full Board. Frederick Vogel III, Joseph Harroz, Jr. and Frank J. Ross, Jr. are the members of the Investment Review Committee. The Committee did not meet during the fiscal year ended December 31, 2004.

      Ownership of Fund Shares
      (as of December 31, 2004)

         The following table provides information regarding shares of the Fund owned by each Director, as well as the aggregate dollar range of shares owned, by each Director, within the Advisors Fund Complex.

DISINTERESTED DIRECTORS

Director	Dollar Range of shares Owned* in any of the Portfolios	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Advisors Fund Complex
James M. Concannon	$0	over $100,000
John A. Dillingham	$0	over $100,000
David P. Gardner	$0	$0
Linda K. Graves	$0	over $100,000
Joseph Harroz, Jr.	$0	$50,001 to $100,000
John F. Hayes	$0	over $100,000
Glendon E. Johnson	$0	over $100,000
Eleanor B. Schwartz	$0	$0
Frederick Vogel III	$0	over $100,000

INTERESTED DIRECTORS

Director	Dollar Range of shares Owned* in any of the Portfolios	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Advisors Fund Complex
Henry J. Herrmann	$0	over $100,000
Frank J. Ross, Jr.	$0	over $100,000
Keith A. Tucker	$0	over $100,000

        The Directors who are not affiliated persons of the Fund have deferred a portion of their annual compensation, and the deferred amounts are deemed invested in shares of funds within the Advisors Fund Complex. The values of these deferred accounts are:

Director	Dollar Range of shares Deemed Owned* in any of the Portfolios	Aggregate Dollar Range of Fund Shares Deemed Owned in All Funds within the Advisors Fund Complex
James M. Concannon	$0	$10,001 to $50,000
John A. Dillingham	$0	$10,001 to $50,000
David P. Gardner	$0	$50,001 to $100,000
Linda K. Graves	$0	$10,001 to $50,000
Joseph Harroz, Jr.	$0	over $100,000
John F. Hayes	$0	$10,001 to $50,000
Glendon E. Johnson	$0	$10,001 to $50,000
Frank J. Ross, Jr.	$0	over $100,000
Eleanor B. Schwartz	$0	$10,001 to $50,000
Frederick Vogel III	$0	$10,001 to $50,000

*The Portfolios' shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the insurance products for which the Portfolios serve as the underlying investment vehicle.

      Compensation

         The fees paid to the Directors are divided among the funds in the Advisors Fund Complex based on each fund's net assets. During the fiscal year ended December 31, 2004, the Directors received the following fees for service as a director:

COMPENSATION TABLE

Director	Aggregate Compensation From Fund	Total Compensation From Fund and Advisors Fund Complex[1]
Disinterested Directors:
James M. Concannon	$17,719	$86,750
John A. Dillingham	17,719	86,750
David P. Gardner	17,723	86,750
Linda K. Graves	17,719	86,750
Joseph Harroz, Jr.	17,724	86,750
John F. Hayes	17,718	86,750
Glendon E. Johnson	17,718	86,750
Eleanor B. Schwartz	17,718	86,750
Frederick Vogel III	20,296	99,500	[2]

Interested Directors:
Henry J. Herrmann	0	0
Frank J. Ross, Jr.	17,722	86,750
Keith A. Tucker	0	0

1No pension or retirement benefits have been accrued as a part of Fund expenses.
2As of November, 2003, Mr. Vogel receives an additional $10,000 fee, annually, for his services as Lead Disinterested Director.

         The officers are paid by WRIMCO and its affiliates.

         The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Fund for at least five years which need not have been consecutive. A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director; however, a Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as Director Emeritus, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Portfolios. Messrs. Henry L. Bellmon, Jay B. Dillingham, William T. Morgan, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Fund and of each of the funds in the Advisors Fund Complex and Ivy Funds, Inc. that were in existence at the time of their retirement, and each serves as Director Emeritus. Each of the current Directors Emeritus was initially elected to a Board of Directors before May 31, 1993.

         The fees paid to each Director Emeritus are allocated among the funds that were in existence at the time the Director elected Emeritus status, based on each fund's net assets at that time. The following table shows the fees paid to each Director Emeritus, and the portion of that fee paid by the Fund, for the fiscal year ended December 31, 2004.

Director Emeritus	Compensation from Funds	Total Compensation paid to Director Emeritus
Henry Bellmon	$4,352	$48,000
Jay B. Dillingham	3,676	44,000
William T. Morgan	8,469	65,500
Doyle Patterson	919	11,000	*
Ronald K. Richey	4,620	48,000
Paul S. Wise	4,620	48,000

*Mr. Patterson died March 30, 2004, and therefore received only a first quarter 2004 Emeritus payment.

Code of Ethics

         The Fund, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by a Portfolio. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of the date of this SAI, the Portfolios have not been in operation; therefore there was no ownership of shares of either Portfolio to report.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

         The Fund has an Investment Management Agreement with WRIMCO, with respect to Mid Cap Growth Portfolio, and an Investment Management Agreement with respect to Global Natural Resources Portfolio (collectively, the Management Agreements). Under the Management Agreements, WRIMCO is employed to supervise the investments of the Portfolios and provide investment advice to the Portfolios. The Management Agreements obligate WRIMCO to make investments for the account of the Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the Code) relating to regulated investment companies, subject to policy decisions adopted by the Board. WRIMCO also determines the securities to be purchased or sold by the Fund and places the orders. The Management Agreement with respect to Global Natural Resources Portfolio also authorizes WRIMCO to appoint one or more qualified investment sub-advisors to provide the Portfolio with certain services required by the Management Agreement.

         WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

         WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Advisors Fund Complex since each company's inception. WRIMCO had also served as investment manager for the funds in Ivy Funds, Inc. until June 30, 2003. Effective June 30, 2003, WRIMCO assigned its Investment Management Agreement with Ivy Funds, Inc. to Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WRIMCO. Waddell & Reed serves as principal underwriter and distributor for each of the investment companies in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc., and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which W&R Target Funds, Inc. is the underlying investment vehicle. Waddell & Reed had also served as the principal underwriter and distributor for Ivy Funds, Inc. until June 16, 2003. Effective June 16, 2003, Waddell & Reed assigned the Principal Underwriting Agreement with Ivy Funds, Inc. to Ivy Funds Distributor, Inc., an affiliate of Waddell & Reed.

         The Management Agreements were approved by the Board of Directors at the meeting held November 10, 2004, and each will continue in effect through September 30, 2005, unless sooner terminated. Each Management Agreement provides that it may be renewed year to year as to each Portfolio, provided that any such renewal has been specifically approved, at least annually, by (i) the Board of Directors, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Directors who are not deemed to be "interested persons" (as defined in the 1940 Act) of the Fund or WRIMCO (the Disinterested Directors). Each Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice by the Fund to WRIMCO and 120 days' written notice by WRIMCO to the Fund, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

         In connection with their consideration of the Management Agreements as to each Portfolio, the Disinterested Directors met separately with independent legal counsel. In determining whether to approve the Management Agreement as to each Portfolio, the Disinterested Directors, as well as the full Board of Directors, considered a number of factors, including: the nature and quality of investment management services to be provided to the Portfolio by WRIMCO, including WRIMCO's investment management expertise and the personnel, resources and experience of WRIMCO; with respect to Global Natural Resources Portfolio, WRIMCO's retention of a sub-advisor, Mackenzie Financial Corporation (MFC); the cost to WRIMCO in providing its services under the Management Agreement and WRIMCO's profitability; whether the Portfolio and its shareholders will benefit from economies of scale; whether WRIMCO or any of its affiliates will receive ancillary benefits that should be taken into consideration in evaluating the investment management fee payable by the Fund; and the investment management fees paid by comparable investment companies.

         In voting to approve the proposed Management Agreements and Sub-Advisory Agreement, the Disinterested Directors considered, with respect to each Proposed Fund, the nature and quality of the services provided under the Management Agreements and, in the case of the Global Natural Resources Portfolio, the proposed Sub-Advisory Agreement, and the overall fairness of the proposed Agreements. The Disinterested Directors concluded, with respect to each Portfolio, that the terms of the proposed Management Agreement and, with respect to the Global Natural Resources Portfolio, the proposed Sub-Advisory Agreement, are reasonable and fair and that the approval of the proposed Agreements is in the best interests of each Portfolio.

         In determining whether to approve the proposed Management Agreements and Sub-Advisory Agreement, the Disinterested Directors considered the best interests of each Portfolio separately. They considered the following factors to be of primary importance to their approval of the Management Agreements and Sub-Advisory Agreement (as applicable), with respect to each Portfolio:

  the performance of comparable mutual funds managed by WRIMCO or its affiliate compared with the average performance of similarly managed funds;
  an analysis of the Portfolio's proposed investment advisory fees versus the peer median management fee based on the management fees for similarly managed funds provided by a third party consultant;
  the existence or appropriateness of breakpoints in the Portfolio's advisory fees;
  an evaluation of other benefits anticipated to accrue to WRIMCO, MFC (as applicable) or the Portfolio as a result of its relationship, if any; and
  the favorable history, reputation, qualification and background of WRIMCO and MFC (as applicable), as well as the qualifications of its personnel and financial condition.

         With respect to the nature and quality of services provided, the Disinterested Directors considered the performance of comparable mutual funds managed by WRIMCO or its affiliate compared with the performance of similarly managed funds. The Disinterested Directors also considered WRIMCO's and MFC's use of brokers or dealers in Portfolio transactions that provided research and other services to WRIMCO or MFC, and the benefits derived by the Portfolios and by other clients of WRIMCO or MFC from such services.

         With respect to the overall fairness of the proposed Management Agreements, the Disinterested Directors considered the proposed advisory fee structure for each Portfolio. The Directors considered that each Portfolio's advisory fee structure provides for a reduction of payments resulting from economies of scale. The Directors did not take into account the projected profits of WRIMCO for managing each Portfolio, because the proposed relationships had not yet commenced and it would be difficult to project those profits. However, the Directors noted that this issue likely would be considered at the time of any future renewal of the Management Agreements.

         In considering the proposed Management Agreements and Sub-Advisory Agreement, as applicable, with respect to each Portfolio, the Directors considered certain additional factors for each Portfolio, which are set forth below.

Mid Cap Growth Portfolio

         The Directors considered that funds managed by WRIMCO or its affiliate that had similar investment policies and strategies to the Mid Cap Growth Portfolio and that were managed by the same portfolio manager had higher annual total returns than the average total returns for a selected peer group for the one- and five-year periods ended June 30, 2004. They also considered that the proposed management fee of the Mid Cap Growth Portfolio is higher than those of the peer median management fee which was based on the management fees for similarly managed funds as provided by a third party consultant. The Directors considered any specific portfolio management issues that contributed to the higher fee. The Directors also considered that the proposed management fee had breakpoints at certain asset levels. In concluding that WRIMCO's proposed fee was reasonable, the Directors considered that the proposed fee is identical to the advisory fees paid by two similarly managed funds, which are advised by WRIMCO and its affiliate, WRIICO.

Global Natural Resources Portfolio

         The Directors considered that a fund managed by WRIICO, which is also sub-advised by MFC, that had similar investment policies and strategies to the Global Natural Resources Portfolio had higher annual total returns than the average total returns for a selected peer group for the three- and five-year periods ended June 30, 2004. They also considered that the proposed management fee of the Global Natural Resources Portfolio is higher than those of the peer median management fee which was based on the management fees for similarly managed funds as provided by a third party consultant. The Directors considered any specific portfolio management issues that contributed to the higher fee and that the proposed management fee had breakpoints at certain asset levels. In concluding that WRIMCO's proposed fee was reasonable, the Directors considered that the proposed fee is identical to the advisory fee paid by a similarly managed fund, the Ivy Global Natural Resources Fund, which is managed by WRIICO.

         The Directors considered the extent of the services to be provided by MFC, described in the proposed Sub-Advisory Agreement, including that MFC would be responsible for formulating and implementing a continuous investment program for the Global Natural Resources Portfolio consistent with its investment objective and policies. (The Directors also considered that the proposed sub-advisory fee was lower than the industry average sub-advisory fee and that the proposed sub-advisory fee had breakpoints at the same asset levels as the proposed advisory fee.) In concluding that MFC's proposed fee was reasonable, the Directors considered that the proposed fee is identical to the sub-advisory fee that WRIICO pays to MFC on behalf of Ivy Global Natural Resources Fund. They also considered that: (a) WRIMCO was responsible for the selection, subject to Board approval, of any sub-advisor to the Portfolio, as well as monitoring its performance; (b) WRIMCO would be responsible for MFC's compliance with the Portfolio's investment objective and policies and restrictions as well as compliance with the federal securities laws; and (c) WRIMCO was responsible for the overall success or failure of the Portfolio.

         Integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. (WDR) that rewards teamwork. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and d) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

         Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is their percentile ranking against the performance of managers of the same investment style at other firms. The secondary benchmark is an index of securities matched to the same investment style. Half of their bonuses are based upon a three-year period and half is based upon a one year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses are invested in mutual funds managed by Waddell & Reed, with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in Waddell & Reed managed mutual funds, the WDR's 401(k) plan offers Waddell & Reed managed mutual funds as investment options. No bonus compensation is based upon the amount of the mutual fund assets under management.

Conflicts of Interest

         Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or account, such as the following:

  The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO's adopted Allocation Procedures.

           WRIMCO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

           The following table provides information relating to other accounts managed by Kim Scott as of January 31, 2005:

  Registered Investment Companies: 2

  Assets Managed: $1,349,235,854

        Investment Sub-advisor

           MFC is a wholly-owned subsidiary of IGM Financial Inc. (IGM), One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba, Canada R3C3B6. MFC is a corporation organized under the laws of Ontario. MFC is registered in Ontario as a mutual fund dealer and also registered with the SEC as an investment adviser, and provides investment sub-advisory services for Global Natural Resources Portfolio. For its services, MFC will receive fees from WRIMCO pursuant to the following schedule:

Net Portfolio Assets	Fee Payable to MFC as a Percentage of the Portfolio's Average Net Assets

Up to $500 million	0.500%
Over $500 million and up to $1 billion	0.425%
Over $1 billion and up to $2 billion	0.415%
Over $2 billion and up to $3 billion	0.400%
Over $3 billion	0.380%

           The Management Agreements permit WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the Transfer Agency Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Board of Directors prior to approving any Transfer Agency Agreement or Accounting Services Agreement.

  Transfer Agency Services

           Under the Transfer Agency Agreement entered into between the Fund and Waddell & Reed Services Company (WRSCO), a subsidiary of Waddell & Reed, WRSCO performs transfer agency functions, including the maintenance of shareholder accounts which are the separate accounts of the Participating Insurance Companies, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, and the furnishing of related information to the Fund. A new Transfer Agency Agreement, or amendments to the existing one, may be approved by the Board of Directors without shareholder approval.

  Accounting Services

           Under the Accounting Services Agreement entered into between the Fund and WRSCO, WRSCO provides the Fund with bookkeeping and accounting services and assistance including maintenance of the Fund's records, pricing of the Portfolios' shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval. The Fund accrues and pays this fee daily.

           Under the Accounting Services Agreement, each Portfolio pays WRSCO a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month		Monthly Fee

$0 -	$10 million	$0
$10 -	$25 million	$958
$25 -	$50 million	$1,925
$50 -	$100 million	$2,958
$100 -	$200 million	$4,033
$200 -	$350 million	$5,267
$350 -	$550 million	$6,875
$550 -	$750 million	$8,025
$750 -	$1.0 billion	$10,133
$1.0 billion and over		$12,375

           Each Portfolio also pays monthly a fee paid at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. This fee may be voluntarily waived until Portfolio assets are at least $10 million.

           Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and WRSCO, respectively, pay all of their own expenses in providing these services. Waddell & Reed and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and Waddell & Reed. The Fund pays the fees and expenses of the Fund's other Directors. The Fund pays all of its other expenses. These include the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, fees payable under securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, cost of systems or services used to price Portfolio securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

  Service Plan

           Under a Service Plan (Plan) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, each Portfolio may pay Waddell & Reed a fee not to exceed .25% of the Portfolio's average annual net assets, paid daily, to compensate Waddell & Reed for its costs and expenses in connection with the provision of personal services to Policyowners.

           The Plan permits Waddell & Reed to be compensated for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Policyowners and/or maintenance of Policyowner accounts; increasing services provided to Policyowners by office personnel; engaging in other activities useful in providing personal service to Policyowners; and in compensating broker-dealers who may regularly sell Policies, and other third parties, for providing shareholder services and/or maintenance of Policyowner accounts.

           The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed. The Plan is anticipated to benefit each Portfolio and the Policyholders through Waddell & Reed's activities to provide directly, or indirectly, personal services to the Policyholders and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that Policyholders may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund through reduced redemptions and reducing a Policyholder's share of Fund and Portfolio expenses. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and Policyholders.

           The Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, Plan Directors). The Plan was also approved as to each Portfolio by the shareholders of the Portfolio.

           Among other things, the Plan provides that (1) Waddell & Reed will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (3) amounts to be paid by a Portfolio under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the Portfolio, and (4) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

  Custodial Services

           The Portfolios' custodian is UMB Bank, n.a., and its address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Portfolios' cash and securities.

  BROKERAGE ALLOCATION AND OTHER PRACTICES

           One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the Portfolios. With respect to most fixed-income portfolios, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Portfolios may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or the manager may otherwise combine orders for a Portfolio with those of other Portfolios, funds in the Waddell & Reed Advisors Funds and/or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included portfolios/funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included portfolios/funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included portfolio/fund or advisory account and (b) within a group having a mid cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the portfolio/fund's or advisory account's investment strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions. In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its portfolios/funds and other advisory accounts. Sharing in large transactions could affect the price a Portfolio pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

           To effect the portfolio transactions of each Portfolio, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Portfolio to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Portfolio. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Portfolio and/or the other funds and accounts over which WRIMCO has investment discretion.

           Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers, (2) furnishing analyses and reports, or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

           The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. WRIMCO does not direct Portfolio brokerage to compensate brokers for the sale of Portfolio shares. The Portfolios have adopted a policy that prohibits WRIMCO from using Portfolio brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

           The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and investment research received for the commissions of those other accounts may be useful both to a Portfolio and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIMCO.

           Such investment research, which may be supplied by a third party at the request of a broker, includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in a Portfolio or being considered for purchase.

  The Fund may also use its brokerage to pay for pricing or quotation services to value securities.

  PROXY VOTING POLICY

           The Funds have delegated all proxy voting responsibilities to their investment manager. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance. Listed below are several reoccurring issues and WRIMCO's corresponding positions.

  Board of Directors Issues:

           WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

           WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

           WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

           WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

  Corporate Governance Issues:

           WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

           WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

           WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

           WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

           WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

  Executive/Employee Issues:

           WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

  Political Activity:

           WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PAC's) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PAC's. This is public information and available to all interested parties.

  Conflicts of Interest Between WRIMCO and the Funds:

           WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

        I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

    Business Relationships – WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

    Personal Relationships – WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

    Familial Relationships – WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

           WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

        II. "Material Conflicts": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

           In considering the materiality of a conflict, WRIMCO will take a two-step approach:

    Financial Materiality – A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIMCO's annual revenue.

    Non-Financial Materiality – WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.

        III. Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

    Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services ("ISS") or another independent third party if a recommendation from ISS is unavailable).

    Client directed – If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

    Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

    Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds' Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. WRIMCO may use the Board Guidance to vote proxies for its non-mutual fund clients.

  Proxy Voting Policies of Sub-advisor

  MACKENZIE FINANCIAL CORPORATION
  GLOBAL NATURAL RESOURCES PORTFOLIO
  SUMMARY - PROXY VOTING POLICIES AND PROCEDURES

  Mackenzie Financial Corporation ("MFC"), as investment advisor to the Global Natural Resources Portfolio (the "Fund"), has always been committed to the support of good corporate governance. As one of the funds managed by MFC, the Fund follows the policies and procedures mandated by MFC, a general description of which follows.

  MFC's objective is to vote the securities of companies for which we have proxy-voting authority in a manner most consistent with the long-term economic interest of fund investors. At MFC, the portfolio manager is delegated the authority to vote proxies and any contentious proposals are brought to the attention of the Chief Investment Officer ("CIO"). The CIO reserves the final decision on all voting matters.

  Summary of Proxy Voting Policies

           1. Boards of Directors

  The Fund generally votes in favour of proposals that support the appointment of independent directors to an issuer Board or Audit Committee, as well as requirements that the Chair of the Board be separate from the office of the Chief Executive Officer. Generally, the Fund will not withhold its vote from a slate of directors because its composition does not fully comply with MFC's guidelines, unless it believes that the composition of the Board and its operating procedures will adversely impact shareholder value.

           2. Stock Option Plans and Other Executive Compensation

  All proxies related to executive compensation are voted on a case-by-case basis. Generally, the Fund will vote in favour of stock options and other forms of compensation that do not result in a potential dilution of more than 10% of the issued and outstanding shares, are granted under clearly defined and reasonable terms, are commensurate with the duties of plan participants, and are tied to the achievement of corporate objectives.

  The Fund will generally not support the repricing of options, plans that give the Board broad discretion in setting the terms of the grant of options, or plans that authorize allocation of 20% or more of the available options to any individual in any single year.

           3. Shareholder Rights Plans

  The Fund will generally vote in favour of shareholder rights plans designed to provide sufficient time to undertake a fair and complete shareholder value maximization process and does not merely seek to entrench management or deter a public bidding process. In addition, the Fund will generally support plans that promote the interests and equal treatment of all shareholders, and allows for periodic shareholder ratification.

           4. Shareholder Proposals

  The Fund will evaluate and vote on shareholder proposals on a case-by-case basis. All proposals on financial matters will be given consideration. Generally, proposals that place arbitrary or artificial constraints on the company will not be supported.

           5. Social/Political Issues

  As a mutual fund company, it is MFC's fiduciary duty to put the economic interests of Fund investors ahead of any non-financial matters. However, actions of social responsibility by companies and their Boards can enhance long-term shareholder value. If relevant to their business, the Fund will generally vote for proposals urging responsible policies and practices.

  MFC does not intend to supplant the duties and responsibilities of regulatory bodies, or the laws of the jurisdictions in which the company operates.

  Conflicts of Interest

  Circumstances may occur where the Fund may have a potential conflict of interest relative to its proxy voting activities. Potential conflicts of interest could include business relationships with an issuer or proponent of a proxy proposal, or personal or familial relationships with proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

  The portfolio manager and all other parties involved in the administration of the Fund are required to bring all potential conflicts of interest to the attention of MFC's General Counsel ("General Counsel"), Chief Investment Officer ("CIO"), and Chief Compliance Officer ("CCO"). If the General Counsel, CIO and CCO determine that a conflict exists they will ensure that the proxy voting decision is based on MFC's pre-determined proxy voting policies, and the best interests of the Fund.

  PROXY VOTING RECORD

           Information regarding how the proxies for the Fund were voted during the most recent 12-month period ended June 30, 2004, is available on the SEC's website at http://www.sec.gov.

  CAPITAL STOCK

           Capital stock is currently divided into the following classes which are a type of class designated a series as that term is defined in the Articles of Incorporation of the Fund: Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Dividend Income Portfolio, Global Natural Resources Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, International Value Portfolio, Limited-Term Bond Portfolio, Micro Cap Growth Portfolio, Mid Cap Growth Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Real Estate Securities Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Value Portfolio. The Board may change the designation of any Portfolio and may increase or decrease the numbers of shares of any Portfolio but may not decrease the number of shares of any Portfolio below the number of shares then outstanding.

           Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by the Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio when issued are fully paid and nonassessable.

           The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

           Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

           All shares of the Fund have equal voting rights (regardless of the NAV per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any directors.

           Matters in which the interests of all the Portfolios are substantially identical (such as the election of Directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Management Agreement) will be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, will be voted on separately by the Portfolio.

           Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

           The phrase a majority of the outstanding voting securities of a Portfolio (or of a Fund) means the vote of the lesser of: (1) 67% of the shares of a Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a series (or a Fund).

           To the extent required by law, Policyholders are entitled to give voting instructions with respect to Fund shares held in the separate accounts of Participating Insurance Companies. Participating Insurance Companies will vote the shares in accordance with such instructions unless otherwise legally required or permitted to act with respect to such instructions.

  PURCHASE, REDEMPTION AND PRICING OF SHARES

           The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the number of surrender and transfer requests to be effected on any day according to the terms of the Policies. Orders for shares of the Portfolios shall be executed at the time they are received by Waddell & Reed and at the NAV determined as of the close of trading on the previous business day, provided that the applicable Participating Insurance Company represents it has received such orders prior to the close of the NYSE on the previous business day. The applicable Participating Insurance Company may aggregate separately all purchase and/or redemption orders for shares of the Portfolios that it received prior to the close of trading on the NYSE (i.e., 3:00 Central time, unless the NYSE closes earlier in which case such earlier time shall apply). The applicable Participating Insurance Company will not aggregate pre-3:00 Central time trades with post-3:00 Central time trades. The Portfolios may refuse to sell shares to any person or may suspend or terminate the offering of its shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the directors of the Portfolios, necessary in the best interest of the shareholders of the Portfolios. No sales charge is paid by any Participating Insurance Company for purchase of shares. Redemption payment is generally made within seven days after receipt of a proper request to redeem. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist: (1) the NYSE is closed other than customary weekend and holiday closings or trading on the NYSE is restricted; (2) the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable; (3) the SEC has permitted suspension of the right of redemption of shares for the protection of the shareholders of the Fund; or (4) applicable laws and regulations otherwise permit the Fund to suspend payment on the redemption of shares. Redemptions are ordinarily made in cash but under extraordinary conditions the Fund's Board may determine that the making of cash payments is undesirable. In such case, redemption payments may be made in Portfolio securities. The redeeming shareholders would incur brokerage costs in selling such securities. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

           Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn from a Portfolio, orderly portfolio management could be disrupted to the potential detriment of Policyowners.

           Except as otherwise noted, and via the Participating Insurance Company, a Policyowner may indirectly sell shares and buy shares of another Portfolio within the Funds, also known as a transfer or an exchange privilege.

  Market Timing Policy

           The Portfolios are intended for long-term investment purposes. The Portfolios and/or the Participating Insurance Companies will take steps to seek to deter frequent purchases and redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO, thereby indirectly affecting the Portfolio's shareholders.

           Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Portfolio, such as Global Natural Resources Portfolio, invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. A Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage).

           To discourage market timing activities by investors, the Board of Directors has adopted a market timing policy and has approved the procedures of WRSCO, the Portfolios' accounting services agent and transfer agent, for implementing this policy. WRSCO's procedures reflect criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and that it applies for monitoring transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WRSCO typically reviews Portfolio share transactions that exceed certain monetary thresholds within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor transactions in Portfolio shares. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or Waddell & Reed will coordinate with the applicable Participating Insurance Company so that it may warn the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases of Portfolio shares. The Portfolios may also restrict the amount and frequency of transfers to or from sub-accounts of the Participating Insurance Companies in order to protect Portfolio shareholders. Transactions placed in violation of a Portfolio's market timing policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

            Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO handles, there can be no assurance that such efforts will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Portfolios' market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WRSCO and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

           A Portfolio seeks to apply its market timing policy consistently to all shareholders and prospective investors. Although the Portfolios, Waddell & Reed and WRSCO make efforts to monitor for market timing activities and will seek the assistance of the Participating Insurance Companies through which Portfolio shares are purchased or held, the Portfolios cannot always identify or detect excessive trading that may be facilitated by a Participating Insurance Company or made difficult to identify by the use of omnibus accounts by the Participating Insurance Companies, mainly due to the fact that the Participating Insurance Companies maintain the underlying Policyowner account, and the Portfolio cannot identify transactions by underlying investors. Accordingly, there can be no assurance that the Portfolios will be able to eliminate all market timing activities.

           Apart from actions taken by a Portfolio, Policyowners may also be subject to restrictions imposed under their Policies with respect to short-term trading.

           A Portfolio's market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner's ability to engage in market timing activities, although there can be no assurance that a Portfolio will eliminate market timing activities.

        Shareholder Communications

           Policyowners will receive, from the Participating Insurance Companies, financial statements of the Fund as required under the 1940 Act. Each report shows the investments owned by the Portfolio and the market values thereof and provides other information about the Fund and its operations.

        Net Asset Value

           The NAV of one of the shares of a Portfolio is the value of the Portfolio's assets, less liabilities, divided by the total number of shares outstanding. For example, if on a particular day a Portfolio owned securities worth $100 and held cash of $15, the total value of the assets would be $115. If it had a liability of $5, the NAV would be $110 ($115 minus $5). If it had 11 shares outstanding, the NAV of one share would be $10 ($110 divided by 11).

           The NAV per share of each Portfolio is ordinarily computed once each day that the NYSE is open for trading as of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or future held by a Portfolio is traded. The NYSE ordinarily closes at 4:00 p.m. Eastern time. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV may change every business day, since the value of the assets and the number of shares outstanding typically change every business day.

           The portfolio securities of the Portfolios that are listed or traded on a stock exchange are valued on the basis of the last sale on that day or, lacking any sales, at the mean of the last bid and asked prices available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by WRIMCO (under procedures established by and under the general supervision and responsibility of the Board of Directors) as the primary market. Securities traded in the OTC market are valued using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks.

           Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities held by the Portfolios are valued at amortized cost. When market quotations for options and futures contracts and non-exchange traded foreign securities held by a Portfolio are readily available, those securities will be valued based upon such quotations. Market quotations generally will not be available for options traded in the OTC market. Warrants and rights to purchase securities are valued at market value. When market quotations are not readily available, securities, options, futures contracts and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

           Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Portfolio's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Portfolio conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

           Options and futures contracts purchased and held by a Portfolio are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Portfolio will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a Portfolio will be either the closing purchase price or the asked price.

           When a Portfolio writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call a Portfolio wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Portfolio received. If a Portfolio exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Portfolio is exercised, the amount that the Portfolio pays to purchase the related investment is decreased by the amount of the premium it received. If a Portfolio exercises a put it purchased, the amount the Portfolio receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Portfolio expires, it has a gain in the amount of the premium; if a Portfolio enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

           Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

  TAXATION OF THE FUND

  General

           Shares of the Portfolios are offered only to insurance company separate accounts that fund Policies. See the applicable Policy prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of the Policyholders.

           Each Portfolio is treated as a separate corporation for Federal income tax purposes. Each Portfolio has qualified, since inception, for treatment as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended (Code), so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, net short-term capital gain and, for each Portfolio other than Money Market Portfolio and Limited-Term Bond Portfolio, net gains from certain foreign currency transactions) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (Distribution Requirement), and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies (Income Requirement); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (50% Diversification Requirement); and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

           Investments in precious metals would have adverse tax consequences for Global Natural Resources Portfolio and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does not qualify under the Income Requirement or (2) held precious metals in such quantities that it failed to satisfy the 50% diversification requirement (described in the preceding paragraph) for any quarter. The Portfolio intends to continue to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.

           Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account -- and, because section 817(h) and those regulations treat the assets of each Portfolio as assets of the related separate account, of each Portfolio -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the safe harbor described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the Participating Insurance Companies and treatment of the Policyowners other than as described in the prospectuses for the Policies. If any Portfolio failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), as dividends (that is, ordinary income or, if they are "qualified dividend income" as described in the Prospectus, at the long term capital gain rate for individuals) to the extent of the Portfolio's earnings and profits, and (3) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of Code section 817(h), with the result that the variable annuity contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

           Dividends and distributions declared by a Portfolio in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year even if they are paid by the Portfolio during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

           Each Portfolio will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Portfolio may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year. It is the Portfolio's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.

  Income from Foreign Securities

           Dividends and interest received, and gains realized, by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

           Each Portfolio may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation that (with certain exceptions), in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of the stock (collectively PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. However, distributions of PFIC income to shareholders are not "qualified dividend income" (as described in the Prospectus).

           If a Portfolio invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Portfolio to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Portfolio by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

           The Portfolio may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Portfolio's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

  Foreign Currency Gains and Losses

           Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (4) that are attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

  Income from Options, Futures and Forward Currency Contracts and Foreign Currencies

           The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

           Any income a Portfolio earns from writing options is treated as short-term capital gains. If a Portfolio enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If an option written by a Portfolio lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Portfolio thus sells the securities subject to the option, the premium the Portfolio receives will be added to the exercise price to determine the gain or loss on the sale.

           Certain options, futures contracts and forward currency contracts in which a Portfolio may invest may be section 1256 contracts. Section 1256 contracts held by a Portfolio at the end of its taxable year, other than contracts subject to a mixed straddle election made by the Portfolio, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. A Portfolio may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

           Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which a Portfolio may invest. That section defines a straddle as offsetting positions with respect to personal property; for these purposes, options, futures contracts and forward currency contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to a Portfolio are not entirely clear.

           If a Portfolio has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by a Portfolio or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is a Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

  Zero Coupon and Payment-in-Kind Securities

           A Portfolio may acquire zero coupon or other securities issued with OID. As the holder of those securities, a Portfolio must include in its income the OID that accrues on the securities during the taxable year, even if the Portfolio receives no corresponding payment on the securities during the year. Similarly, the Portfolio must include in its gross income securities it receives as interest on payment-in-kind securities. Because each Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

  REGISTRATION STATEMENT

  PART C

  OTHER INFORMATION

  22.         Exhibits:

(a)	Articles of Incorporation, as amended, filed July 1, 1998 as EX-99.B1-charter to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*

Articles of Amendment, dated May 13, 1998, filed July 1, 1998 as EX-99.B1-tkartsup to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*

Articles Supplementary, dated May 25, 1999, filed by EDGAR on April 29, 2002 as EX-99.B(a)tmkartsup1 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Articles Supplementary, dated July 19, 1999, filed by EDGAR on April 29, 2002 as EX-99.B(a)tmkartsup2 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Articles Supplementary, dated August 21, 1998, filed by EDGAR on April 29, 2002 as EX-99.B(a)tmkartsup3 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Articles Supplementary, dated February 18, 2000, filed by EDGAR on April 27, 2000 as EX-99.B(a)tgtsupp to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A*

Articles of Amendment, dated September 26, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(a)tgtartamend1 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Articles of Amendment, dated November 15, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(a)tgtartamend2 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Articles Supplementary, dated February 14, 2001, filed by EDGAR on March 1, 2001 as EX-99.B(a)tgtartsupp to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Articles of Amendment, dated August 22, 2001, filed by EDGAR on April 29, 2002 as EX-99.B(a)tgtartamend1 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Articles of Amendment, dated November 14, 2001, filed by EDGAR on April 29, 2002 as EX-99.B(a)tgtartamend2 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

  Articles of Amendment for Reallocation of Shares, dated November 13, 2002, filed by EDGAR on June 10, 2003 as EX-99.B(a)tgtartamend to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A*

  Articles of Amendment for Reallocation of Shares, dated March 26, 2003, filed by EDGAR on June 10, 2003 as EX-99.B(a)tgtartamend2 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A*

Articles Supplementary, dated May 22, 2003, filed by EDGAR on June 10, 2003 as Ex-99.B(a)tgtartsup to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A*

Articles Supplementary, dated September 19, 2003, filed by EDGAR on November 19, 2003 as Ex-99.B(a)tgtartsup2 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

Articles Supplementary, dated November 19, 2003, filed by EDGAR on November 19, 2003 as Ex-99.B(a)tgtartsup3 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

Articles Supplementary for Reallocation of Shares, dated February 18, 2004, attached hereto as Ex-99.B(a)tgtartsup4

Articles of Amendment for name changes, dated November 23, 2004, attached hereto as Ex-99.B(a)tgtartamend3

Articles Supplementary for Reallocation of Shares, dated February 4, 2005, attached hereto as Ex-99.B(a)tgtartsup5

(b)	Bylaws filed April 29, 1996 as EX-99.B2-tmkbylaw to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A*

Amendment to Bylaws, dated February 10, 1999, filed by EDGAR on March 1, 1999 as EX-99.B(b)-bylaw2 to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

Amendment to Bylaws, dated May 17, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(b)tgtbylawamend1 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Amendment to Bylaws, dated August 16, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(b)tgtbylawamend2 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Amendment to Bylaws, dated November 19, 2003, filed by EDGAR on November 19, 2003 as EX-99.B(b)tgtbylawamend3 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

(c)	Articles Fifth and Seventh of the Articles of Incorporation, as amended, and Articles I and IV of the Bylaws, as amended, each define the rights of shareholders.

(d)

  Investment Management Agreement, as amended and restated August 21, 2002, with Fee Schedule revised to reflect the addition of the Dividend Income Portfolio, filed by EDGAR on September 5, 2003 as EX-99.B(d)tgtima1 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A*

  Exhibit A (Fee schedule) and Exhibit B to Investment Management Agreement as amended and restated August 21, 2002, attached hereto as EX-99.B(d)tgtima1exA. The Fee Schedule and Exhibit B have been amended effective November 10, 2004 to reflect the addition of Mid Cap Growth Portfolio.

  Investment Management Agreement with respect to International II Portfolio, Micro Cap Portfolio and Small Cap Value Portfolio, filed by EDGAR on June 10, 2003 as EX-99.B(d)tgtima2 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A*

  Investment Management Agreement with respect to Mortgage Securities Portfolio and Real Estate Securities Portfolio, amended and restated as of November 10, 2004 to add Global Natural Resources Portfolio, attached hereto as EX-99.B(d)tgtima3amend

  Subadvisory Agreement between Waddell & Reed Investment Management Company and Wall Street Associates, as amended and approved August 20, 2003, filed by EDGAR on September 19, 2003 as EX-99.B(d)tgtsubadv1r to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

  Subadvisory Agreement between Waddell & Reed Investment Management Company and Templeton Investment Counsel, Inc., as amended and approved August 20, 2003, filed by EDGAR on September 19, 2003 as EX-99.B(d)tgtsubadv2r to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

  Subadvisory Agreement between Waddell & Reed Investment Management Company and State Street Research & Management Company, as amended and approved August 20, 2003, filed by EDGAR on September 19, 2003 as EX-99.B(d)tgtsubadv3r to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

  Subadvisory Agreement between Waddell & Reed Investment Management Company and Advantus Capital Management, Inc. filed by EDGAR on April 28, 2004 as EX-99.B(d)tgtsubadv4 to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A*

Subadvisory Agreement between Waddell & Reed Investment Management Company and Mackenzie Financial Corporation, attached hereto as EX-99.B(d)tgtsubadv5

(e)

  Distribution Contract between TMK/United Funds, Inc. and United Investors Life Insurance Company, dated April 4, 1997, filed by EDGAR on March 1, 2001 as EX-99.B(e)tmkdist to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

  Agreement Amending Distribution Contract, dated March 3, 1998, reflecting termination of the agreement as of December 31, 1998 filed by EDGAR on March 1, 2001 as EX-99.B(e)tmkterm1 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

  Agreement Amending Distribution Contract, effective December 31, 1998, to rescind the provision to terminate the agreement filed by EDGAR on March 1, 2001 as EX-99.B(e)amnddist to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Letter Agreement, dated July 8, 1999, filed by EDGAR on March 1, 2001 as EX-99.B(e)amendpua to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Limited Selling Agreement, dated May 16, 2001, filed by EDGAR on April 29, 2002 as EX-99.B(e)tgtuilicsel to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

  Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(e)tgtnwpart to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

  Fund Participation Agreement with Minnesota Life Insurance Company, dated September 19, 2003, filed by EDGAR September 19, 2003 as EX-99.B(e)tgtmlipart to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

(f)	Not applicable

(g)

  Custodian Agreement for W&R Target Funds, Inc. on behalf of each of its Portfolios, filed by EDGAR on September 5, 2003 as EX-99.B(g)tgtca to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A*

Appendix B to the Custodian Agreement, amended to include Global Natural Resources Portfolio and Mid Cap Growth Portfolio, attached hereto as EX-99.B(g)tgtcaexb

Rule 17f-5 Delegation Agreement for W&R Target Funds, Inc. on behalf of each of its Portfolios, attached hereto as EX-99.B(g)mcgpcadel

(h)

  Accounting Services Agreement, as amended and restated and effective July 1, 2003, filed by EDGAR on November 19, 2003as EX-99.B(h)tgtasa to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

Transfer Agency Agreement with Waddell & Reed Services Company, filed by EDGAR on November 19, 2003 as EX-99.B(h)tgtta to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

(i)	Opinion and Consent of Counsel attached hereto as EX-99.B(i)tgtlegopn

(j)	Not applicable

(k)	Not applicable

(l)	Agreement between United Investors Life Insurance Company and Income Portfolio filed April 21, 1992 as Exhibit No. 13 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

  Agreement between United Investors Life Insurance Company and International Portfolio, Small Cap Portfolio, Balanced Portfolio and Limited-Term Bond Portfolio filed February 15, 1995 as EX-99.B13-tmkuil to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*

  Agreement between United Investors Life Insurance Company and Asset Strategy Portfolio filed October 3, 1995 as EX-99.B13-tmkuilasp to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A*

  Agreement between United Investors Life Insurance Company and Science and Technology Portfolio filed October 31, 1996 as EX-B.13-tmkuilst to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*

(m)	Service Plan filed by EDGAR on March 1, 1999 as EX-99.B(m)-tmksp to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

Service Plan, as revised May 16, 2001, filed by EDGAR on April 29, 2002 as EX-99.B(m)tgtsp to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

(n)	Not applicable

(o)	Not applicable

(p)	Code of Ethics, as amended November 17, 2004, attached hereto as EX-99.B(p)code

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on November 19, 2003 as EX-99.B(p)code-so to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

  23.         Persons Controlled by or under common control with Registrant

None

  24.         Indemnification

  Reference is made to Section 7 of Article SEVENTH of the Articles of Incorporation of Registrant, as amended, filed July 1, 1998 as EX-99.B1-charter to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*, to Paragraph 7 of the Distribution Contract between TMK/United Funds, Inc. and United Investors Life Insurance Company, dated April 4, 1997, filed by EDGAR on March 1, 2001 as EX-99.B(e)tmkdist to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*, and to Paragraph 12 of the Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(e)tgtnwpart to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*, each of which provides for indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

  Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

  Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  25.         Business and Other Connections of Investment Manager

  Waddell & Reed Investment Management Company (WRIMCO)is the investment manager of the Registrant. WRIMCO is not engaged in any business other than the provision of investment management services to those registered investment companies as described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

  Each director and executive officer of WRIMCO or its predecessors, has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of such officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

As to each director and officer of WRIMCO, reference is made to the Prospectus and SAI of this Registrant.

  26.         Principal Underwriter and Distributor

(a)	Waddell & Reed, Inc. is the Principal Underwriter and Distributor of the Registrant's shares. It is the principal underwriter to the following investment companies:

Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Fixed Income Funds, Inc.
Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Select Funds, Inc.
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.
Waddell & Reed InvestEd Portfolios, Inc.
Waddell & Reed Advisors Select Life
Waddell & Reed Advisors Survivorship Life
Waddell & Reed Advisors Select Annuity
Waddell & Reed Advisors Select Income Annuity
Waddell & Reed Advisors Select Plus Annuity
Waddell & Reed Advisors Select Reserve Annuity
Waddell & Reed Advisors Select Preferred Annuity

(b)	The information contained in the underwriter's application on Form BD, as filed on February 18, 2005 SEC No. 8-27030 under the Securities Exchange Act of 1934, is herein incorporated by reference.

(c)	No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

  27.         Location of Accounts and Records

  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Ms. Kristen A. Richards and Mr. Theodore W. Howard, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

  28.         Management Services

There are no service contracts other than as discussed in Part A and B of this Post-Effective Amendment and as listed in response to Items 22(h) and 22(m) hereof.

  29.         Undertakings

Not applicable

  *Incorporated herein by reference

  POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, That the undersigned, W&R TARGET FUNDS, INC. (hereinafter called the Corporation), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date: August 20, 2003	/s/Henry J. Herrmann
--------------------------
Henry J. Herrmann, President

/s/Keith A. Tucker	Chairman of the Board	August 20, 2003
---------------------		---------------------
Keith A. Tucker

/s/Henry J. Herrmann	President and Director	August 20, 2003
--------------------		---------------------
Henry J. Herrmann

/s/Theodore W. Howard	Vice President, Treasurer,	August 20, 2003
--------------------	Principal Accounting	---------------------
Theodore W. Howard	Officer and Principal
Financial Officer

/s/James M. Concannon	Director	August 20, 2003
--------------------		---------------------
James M. Concannon

/s/John A. Dillingham	Director	August 20, 2003
--------------------		---------------------
John A. Dillingham

/s/David P. Gardner	Director	August 20, 2003
-------------------		---------------------
David P. Gardner

/s/Linda K. Graves	Director	August 20, 2003
--------------------		---------------------
Linda K. Graves

/s/Joseph Harroz, Jr.	Director	August 20, 2003
--------------------		---------------
Joseph Harroz, Jr.

/s/John F. Hayes	Director	August 20, 2003
--------------------		---------------------
John F. Hayes

/s/Glendon E. Johnson	Director	August 20, 2003
--------------------		---------------------
Glendon E. Johnson

/s/Frank J. Ross, Jr.	Director	August 20, 2003
--------------------		---------------------
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz	Director	August 20, 2003
--------------------		---------------------
Eleanor B. Schwartz

/s/Frederick Vogel III	Director	August 20, 2003
--------------------		---------------------
Frederick Vogel III

  Attest:

  /s/Kristen A. Richards
  --------------------------------
  Kristen A. Richards
  Secretary

  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(a) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 2nd day of March, 2005.

  W&R TARGET FUNDS, INC.
  (Registrant)

  By /s/ Henry J. Herrmann
  ---------------------------------------
  Henry J. Herrmann, President

  Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

Signatures --------------	Title ------

/s/Keith A. Tucker* ---------------------------- Keith A. Tucker	Chairman of the Board

/s/Henry J. Herrmann ---------------------------- Henry J. Herrmann	President and Director

/s/Theodore W. Howard ---------------------------- Theodore W. Howard	Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer

/s/James M. Concannon* ---------------------------- James M. Concannon	Director

/s/John A. Dillingham* ---------------------------- John A. Dillingham	Director

/s/David P. Gardner* ---------------------------- David P. Gardner	Director

/s/Linda K. Graves* ---------------------------- Linda K. Graves	Director

/s/Joseph Harroz, Jr.* ---------------------------- Joseph Harroz, Jr.	Director

/s/John F. Hayes* ---------------------------- John F. Hayes	Director

/s/Glendon E. Johnson* ---------------------------- Glendon E. Johnson	Director

/s/Frank J. Ross, Jr.* ---------------------------- Frank J. Ross, Jr.	Director

/s/Eleanor B. Schwartz* ---------------------------- Eleanor B. Schwartz	Director

/s/Frederick Vogel III* ---------------------------- Frederick Vogel III	Director

*By /s/Kristen A. Richards ---------------------------- Kristen A. Richards Attorney-in-Fact

ATTEST: /s/Daniel C. Schulte ---------------------------- Daniel C. Schulte Assistant Secretary